Exhibit 10.2

ESSEX RENTAL CORP.
1110 Lake Cook Road, Suite 220
Buffalo Grove, IL 60089

May 13, 2014

To: The "Holders" identified on Annex A hereto

Re: Amended and Restated Promissory Notes, dated December 31, 2013, between Essex Rental Corp. ("Essex") and the Holders identified on Annex A hereto, in the respective principal amounts identified on Annex A hereto (each a "Note"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed in each Note.

Gentlemen:

Essex Crane Rental Corp. and the other parties to the Loan Agreement contemplate amending and restating the Loan Agreement in accordance with the Fourth Amended and Restated Credit Agreement among such parties (the "Amendment"), a copy of which has been made available to the Holders.

Essex hereby requests that each Holder waive the mandatory prepayment required pursuant to Section 5 of each Note to the extent that the Amendment constitutes a Senior Debt Refinancing; provided, however, that the waiver requested hereby of each Holder shall only be effective upon receipt by such Holder of the prepayment amount specified on Annex A hereto opposite such Holder's name plus interest accrued thereon through the date of payment.

This waiver shall be limited to a Senior Debt Refinancing resulting from the Amendment, and this waiver shall not be deemed a waiver of the required prepayment provisions of Section 5 of the Notes with respect to any other Senior Debt Refinancing.

Very truly yours,

ESSEX RENTAL CORP.

By:	/s/ Kory M. Glen
Name:	Kory M. Glen
Title:	Chief Financial Officer

This waiver requested by this letter is granted subject to the terms hereof.

Exhibit 10.2

KNOTT PARTNERS, L.P.

/s/ David M. Knott
Name:	David M. Knott
Title:	Portfolio Manager

SHOSHONE PARTNERS, L.P.

/s/ David M. Knott
Name:	David M. Knott
Title:	Portfolio Manager

MULSANNE PARTNERS, L.P.

/s/ David M. Knott
Name:	David M. Knott
Title:	Portfolio Manager

KNOTT PARTNERS OFFSHORE FUND, L.P.

/s/ David M. Knott
Name:	David M. Knott
Title:	Portfolio Manager

KNOTT PARTNERS OFFSHORE (SRI) FUND LIMITED

/s/ David M. Knott
Name:	David M. Knott
Title:	Portfolio Manager

Exhibit 10.2

Annex A

Holder	Principal Amount of Note	Prepayment Amount (1)
Knott Partners, L.P.	$1,682,252.80	$920,467.73
Shoshone Partners, L.P.	$561,182.12	$307,058.51
Mulsanne Partners, L.P.	$168,247.69	$92,059.03
Knott Partners Offshore Fund, L.P.	$1,211,099.99	$662,669.99
Knott Partners Offshore (SRI) Fund Limited	$32,430.40	$17,744.74

_______________________
(1) Principal amount only. Excludes interest.